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                                                            THE PATIENT INVESTOR

ARIEL MUTUAL FUNDS [LOGO]

                        Annual Report   September 30, 2001
         Ariel Fund / Ariel Appreciation Fund / Ariel Premier Bond Fund

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SHAREHOLDER NEWS

Ariel Mutual Funds will make its capital gains distribution on December 10, 2001 to shareholders of record as of December 7, 2001. As with all mutual funds, the net asset value (NAV) of Ariel Fund and Ariel Appreciation Fund will drop by the amount of the distribution per share the day following the distribution. You will notice this change in the fund's NAV, which is reported daily in the newspaper. REMEMBER, YOUR ACCOUNT VALUE WILL NOT RISE OR FALL AS A RESULT OF THE DISTRIBUTION; RATHER, YOU WILL HAVE MORE SHARES OF THE FUND AT A LOWER PRICE PER SHARE.

Be sure to log onto our award-winning website at www.arielmutualfunds.com to find out the estimated amounts of the funds' distributions.

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Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com

TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.


The Patient Investor                  2
Company in Focus                      6
Company Updates                       8
Ariel Equity Funds                   10
Schedule of Equity Investments       12
Equity Statistical Summary           16
Ariel Premier Bond Fund              18
Schedule of Bond Investments         20
Statement of Assets & Liabilities    28
Statement of Operations              28
Statement of Changes in Net Assets   29
Financial Highlights                 30
Notes to the Financial Statements    32
Report of Independent Auditors       35
Board of Trustees                    36

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                      SLOW AND STEADY WINS THE RACE.-AESOP
                         [THE PATIENT INVESTOR(R) LOGO]

DEAR FELLOW AMERICANS: For the volatile quarter ended September 30, 2001, the small cap value issues comprising Ariel Fund fell -7.29%. This negative return may seem disheartening, but the fund fared much better than the broader market, as measured by the Standard & Poor's 500 Index, which dropped -14.68%, as well as the smaller issues of the Russell 2000 Value Index, which lost -13.34% during the same three-month period. Similarly, although Ariel Appreciation Fund fell -10.00% in the third quarter, it outperformed the Russell Midcap Value Index, which returned -11.55%. In addition to our value bias, which has historically insulated our portfolios in market downturns, we were also helped by our high-quality focus. In times of great uncertainty, a flight to quality often ensues.

It is worth noting that for the period ended September 30, 2001, both Ariel Fund and Ariel Appreciation Fund earned Morningstar, Inc.'s highest overall ranking of five stars (out of 4,633 domestic equity funds).(1) In addition to Morningstar's recognition, according to mutual fund ranking company Lipper Analytical Services, Ariel Fund remains the #1 performer of 16 small cap value funds in existence since its November, 1986 inception. Moreover, Ariel Fund is the #5 performer of 102 funds for the five-year period ended September 30, 2001.(2)

SKYLINES AND BOTTOM LINES

In the wake of the catastrophic events on September 11, no short-

(1) Both Ariel Fund and Ariel Appreciation Fund were rated five stars among 4,633 domestic equity funds, five stars among 2,904 domestic equity funds and four stars among 874 domestic equity funds for the three-, five- and ten-year periods ended 9/30/01, respectively. Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 9/30/01. These ratings may change monthly and are calculated from the funds' three-, five-, and ten-year average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

(2) According to Lipper, Ariel Fund ranked 38 out of 260, 5 out of 102, and 14 out of 30 small cap value funds for the one-, five- and ten-year periods ended 09/30/01. Lipper Analytical Services, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

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age of ink has been devoted to the story of today's stock market woes. Many a pundit has been quick to point out the short-term losses following past national crises like President Kennedy's assassination and the Gulf War, and even quicker to reaffirm the market's resilience over the long-term.

However, even before September 11, the near-term economic picture was not hopeful. Stock prices were in the doldrums, the market was ailing and investors were uneasy. The events that followed simply hastened the decline and spurred an emotional sell-off. The market's four-day shutdown was the longest suspension of trading since the Great Depression, and its widely anticipated reopening brought the steepest one-week tumble for the Dow Jones Industrial Average since the Depression. By the time the third quarter ended, both the Dow and the S&P 500 had made their worst showings since the crash of 1987. In an attempt to fuel an economic rebound, Federal Reserve Bank Chairman, Alan Greenspan, cut interest rates in the fastest string of reductions since the Fed was founded in 1913. At 2.5%, the fed funds rate is now at its lowest level since 1962, but the market has not been quick to respond. Additionally, a weak labor market has seen jobless claims surge to their highest level in nearly a decade. There were no IPOs in September--not one. This was the first IPO-free month since 1975. Add scores of earnings disappointments to this laundry list, and there is no denying things look bleak.

THE STOCK MARKET--THE NEW "DOLLAR STORE"

In facing today's challenges, we remember Sir John Templeton, the widely esteemed mutual fund pioneer and value investment genius. After World War II broke out in Europe in September 1939, he courageously bought $100 worth of every stock on the New York and American stock exchanges selling for no more than $1 a share. He even borrowed $10,000 from his boss to do so and became the proud owner of 104 stocks, 34 of which were bankrupt. As Templeton anticipated, America's economy rebounded strongly, and after holding each stock an average of four years, he grossed four times his money. But Templeton was not just a stock market scavenger with a one-hit-wonder. He was also one of the very first Americans to invest in Japanese stocks after the war. Few considered investing in the war's loser, but Templeton saw hidden value.

Buy low--so simple in concept, so difficult in execution. Prices are low when demand is low. And demand is low when confidence is low. But it was Templeton himself who said, "For those properly prepared in advance, a bear market in stocks is not a calamity but

                                       3
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an opportunity." As such, despite the looming uncertainty, falling consumer confidence and a vacillating market, we remain dedicated contrarian investors and are not discouraged. In fact, it is in times of dramatic market sell-offs like these when value investors earn their pay.

PORTFOLIO COMINGS AND GOINGS--AND COMING BACK AGAIN

By Templeton's definition, opportunity is knocking. With a spate of quality companies selling at compelling valuations, Ariel Fund enthusiastically acquired shares of several solid businesses in the third quarter. Specifically, the fund purchased slot-machine maker, WMS Industries (NYSE: WMS), as the stock price fell following concerns that leery travelers would leave Las Vegas casinos folding all their cards. The gaming industry is one we know well from our past ownership of premier Las Vegas casinos as well as our current ownership of WMS' largest competitor, International Game Technology (NYSE: IGT). We believe today's fears will ultimately subside and Las Vegas will reemerge as the popular travel destination it has always been. We are so convinced, we also bought additional shares of International Game Technology (NYSE: IGT), one of our best performing stocks in recent years. Beyond gaming, Ariel Fund raised its stake in another controversial area--insurance. Specifically, the fund added to its position in HCC Insurance Holdings (NYSE: HCC), the property and casualty insurance provider, as its share price also tumbled due to widespread panic about untold potential liabilities. Lastly, in the face of an impending recession, we made a contrarian retail buy. Ariel Fund loaded up on high-fashion retailer Neiman Marcus Group (NYSE: NMG.A). In our view, the stock is on sale. However, we do not believe we are tempting fate, but rather trusting it. Finally, Ariel Fund had the opportunity to initiate positions in three great companies on market weakness: Radio One (OTC: ROIAK), the largest broadcaster serving African American audiences in the U.S.; Journal Register Company (NYSE:
JRC), a newspaper stock with 23 daily papers and 197 non-daily publications; and Jones Lang LaSalle (NYSE: JLL), the real estate services company formerly known as LaSalle Partners that helps its customers buy, sell, and manage property around the world.

Ariel Appreciation Fund ended the third quarter with three new issues. Current financial holding Equifax, Inc. (NYSE: EFX) spun off Certegy, Inc. (NYSE: CEY) its credit card processing and check management subsidiary. We have decided to hold both stocks following the transaction. The fund initiated positions in The Black & Decker Corporation (NYSE: BDK), the world's #1 producer of power tools and accessories; and Jones Apparel Group, Inc. (NYSE: JNY), the moderate price-point clothing designer. In the case of

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Jones, we are in good company as Jones' founder and CEO, Sidney Kimmel, and
Warren Buffett's Berkshire Hathaway each own about 7% of the company. Continuing in the retail theme, like Ariel Fund, Ariel Appreciation also purchased additional shares of Neiman Marcus as a value play on the stock's unjustified thrashing in the market. Finally, Ariel Appreciation sold a sizeable portion of its position in leading hotel franchiser, Cendant Corporation (OTC: CD) in July as this success story approached its private market value, only to repurchase shares in September as the stock price tumbled over concerns for the hotel industry. With the exception of Certegy, all of the aforementioned buys are in the Consumer Discretionary sector, which was the hardest hit by the recent market volatility and therefore our area of most interest as dedicated value investors.

The third quarter of 2001 has been a tragic time for our country and its citizens. As our nation declares its mission to make America safe again, we at Ariel become more determined to pursue our own mission: to safeguard your financial stability and retirement goals to the best of our abilities. We intend to work very hard on behalf of our shareholders in the face of great uncertainty for both the economy and our nation. Ultimately, we are confident we will all emerge from this difficult period even stronger.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,


/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack, CFA

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

[GRAPHIC]
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                                 COMPANY


BLACK & DECKER CORPORATION (NYSE: BDK), founded in 1910, is the global leader in power tools and accessories, including power drills, screwdrivers, saws, sanders, drill bits, and saw blades. Its products are manufactured in ten countries and sold in over 100. It holds 40-50% market share in both the consumer and professional segments. Black & Decker enjoys a particularly strong position in the faster growing "cordless" segment of the market. The company's principal brands include Black & Decker, DeWALT, Dustbuster, and Workmate. Through acquisition, the company has gained a strong position in three smaller businesses which contribute approximately 30% to total sales. They include residential security hardware (Kwikset brand), residential faucets (Price Pfister brand), and fastening systems (Emhart and Pop brands). In 1998, Black & Decker launched a major restructuring program, shedding non-strategic businesses, closing excess capacity, and reorganizing several businesses. The benefits of this program are still being realized. In addition, the company is four years into its Six Sigma productivity program, which is designed to optimize speed, cost, and product quality. Annual savings for next year alone are expected to approach $100 million.

REASONS FOR RECOMMENDATION

STRONG COMPETITIVE POSITION

Black & Decker is the largest player in the majority of its markets, owning several of the strongest and most respected brand names in the hardware and home improvement arena. It enjoys excellent relationships with large retailers which continue to gain share in Black & Decker's key product categories. The three major players--The Home Depot, Lowe's and Wal-Mart--account for 32% of the company's total sales. Many of Black & Decker's competitors lack the scale and distribution capabilities to adequately serve these market-leading customers.

[SIDENOTE]

[BLACK & DECKER LOGO]

701 EAST JOPPA ROAD
TOWSON, MD 21286
(410) 716-3900
www.blackanddecker.com


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                                   IN FOCUS

INNOVATIVE PRODUCTS

Black & Decker has a long and successful track record in the new product area. Over 30% of last year's sales consisted of products introduced within the past three years. Historic successes have included the Workmate (portable work bench) and the Dustbuster (rechargeable hand-held vacuum cleaner). Each contributed more than 10% to corporate sales within a few years of introduction. Over the past decade, the company's professional line was restructured and reintroduced under the DeWALT brand name. Great new products and excellent marketing have led to a tripling of market share over the past ten years. Black & Decker is enjoying record new product introductions which will provide stable incremental growth in a relatively mature industry.

COMPELLING VALUATION

At $30, Black & Decker's shares have declined more than 50% from their 1999 high of $65. They sell at less than ten times our recently revised 2002 estimated cash earnings per share, 0.8 times expected revenues, and a 50% discount to our estimated private market value of $61 per share.

Although there are a lot of inexpensive stocks given the recent market decline, few offer the market leadership position, strong brand name, and bright future of Black & Decker. We have taken advantage of the stock's recent price weakness to initiate a position in Ariel Appreciation Fund. Although the current economic outlook is clouded, market leaders like Black & Decker tend to improve their competitive positions in tough times. Conversely, marginal players go out of business or see their competitive positions erode. We recommend purchase.


                                       7
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                                     COMPANY

CENDANT CORPORATION (OTC: CD) Cendant Corp. provides a wide range of consumer and business services. Its travel businesses include franchise car services
(Avis) as well as hotels (Days Inn, Ramada and Super 8). Its real estate businesses include franchise brokerages such as Century 21 and Coldwell Banker. Although Cendant's business is split evenly between the travel and real estate industries, the investment community has focused on the short-term disturbances to the company's travel-related divisions and its shares have been hit hard in spite of the company's strong growth over the last year.

Cendant employs a unique business model which lessens its exposure to economic shocks compared to its competitors. Specifically, the company utilizes a fee-for-service, franchise model, licensing its brand names to franchisers and allowing the company to earn very high margins and returns without the usual capital investments other lodging and travel companies incur.

Cendant's management announced revised earnings following September's attacks. The news was substantially better than the worst-case scenario discounted in the stock price, but the shares have yet to recover. With a share price of $12--roughly ten times next year's earnings per share--we think Cendant's stock is a bargain and recommend purchase.

SERVICEMASTER COMPANY (NYSE: SVM) We applaud ServiceMaster's management, led by CEO John Ward, in its aggressive efforts to enhance shareholder value. The company recently announced the sale of its largest revenue-generating business, Management Services, to Aramark Corporation for $800 million. Management Services, including plant maintenance, housekeeping, and food services, accounted for approximately one third of ServiceMaster's total sales last year, but represented only 15% of profits. Upon completion of this sale, the company will use proceeds to reduce its debt and improve its balance sheet. More importantly, by selling this non-core asset, the company will be able to focus on what it knows best--the more profitable residential side of its business.

Social trends towards busy dual-income wage earners and an aging population bode well for the company's market-leading franchises, including its pest control service Terminix, lawn care provider TruGreen Chemlawn, plumbing franchise Rescue Rooter and housecleaning service Merry Maids. We continue to recommend ServiceMaster to investors as we believe the stock is significantly undervalued.

[SIDENOTE]
[CENDANT LOGO]

9 WEST 57TH STREET
37TH FLOOR
NEW YORK, NY 10019
(212) 413-1800
www.cendant.com

[SERVICEMASTER LOGO]
ONE SERVICEMASTER WAY
DOWNERS GROVE, IL 60515
(630) 271-2000
www.servicemaster.com


                                       8
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                                    UPDATES

CARNIVAL CORPORATION (NYSE: CCL) With the economy already soft, the terrible events of September dealt a strong blow to the leisure travel business. Despite the challenging near-term outlook for the industry, we remain positive on the long-term fundamentals for the business and, in particular, for Carnival Corporation.

Since most "cruisers" fly to their originating port, air travel is an important driver of the cruise line business. As such, disruptions in the nation's aviation system have direct consequences for the cruise industry. In addition, as cruising is a discretionary consumer expenditure, cruise pricing tends to move in concert with the health of the broad economy. Both of these factors are weighing heavily on Carnival's share price.

However, we remain confident the shocks to the cruise industry are shorter-term in nature and the critically important air travel network and nation's travel patterns will return to normal over time. Furthermore, as the industry leader, Carnival is wonderfully positioned to resume its long track record of high economic return as the economy recovers.

Currently at $22, Carnival's shares sell at a 37% discount to our conservative estimate of the company's private market value of $35.

BAUSCH & Lomb, Inc. (NYSE: BOL) Bausch & Lomb, Inc. develops, manufactures, and markets eye care products. The company recently appointed William H. Waltrip, Chairman, to serve as interim Chief Executive Officer. We had anticipated a management change after six consecutive quarters of missed earnings with all segments under-performing expectations.

As a result of recent difficulties, Bausch & Lomb is evaluating its three business segments: contact lens and lens care, surgical, and pharmaceutical. For contact lenses, we believe management will focus on higher-growth opportunities such as toric lenses, which treat astigmatisms. In addition, we believe the Food and Drug Administration will approve Bausch's previously approved 7-day continuous lens for 30-day continuous wear. For lens care, the company plans to release a new product in the fourth quarter. In the surgical area, the company will continue to pursue new product development. Its Zyoptix equipment, already internationally approved for refractive laser surgery, is currently in the FDA approval process for domestic use. As for pharmaceuticals, the company continues to focus on brand products, including Lotemax, a steroid for the eye.

Bausch & Lomb is in a transitional period as the company evaluates all segments and searches for a new Chief Executive Officer. Despite the risks, we remain confident in the strength of the brand and recommend investors maintain their positions at current levels.


[SIDENOTE]
[CARNIVAL LOGO]
3655 N.W. 87th Avenue
Miami, FL 33178
(305) 599-2600
www.carnivalcorp.com

[BAUSCH & LOMB LOGO]
One Bausch & Lomb Place
Rochester, NY 14604
(716) 338-6000
www.bausch.com


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

ARIEL EQUITY FUNDS

ARIEL FUND

Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                         3RD QUARTER    YTD    1 YEAR    3 YEAR    5 YEAR    10 YEAR   LIFE OF FUND
Ariel Fund                  -7.29%    -0.09%   +12.24%   +13.34%   +14.94%   +12.59%     +13.80%
Russell 2000 Index         -20.79%   -15.36%   -21.21%    +5.00%    +4.54%   +10.01%      +9.25%
Russell 2000 Value Index   -13.34%    -2.31%    +5.61%    +8.84%    +9.91%   +13.72%     +11.64%

[CHART]

                                            ARIEL FUND            RUSSELL 2000
                                       PORTFOLIO COMPOSITION    PORTFOLIO COMPOSITION
Consumer Discretionary & Services             40.5%                   16.80%
Financial Services                            12.0%                   24.00%
Consumer Staples                              11.5%                    3.50%
Materials & Processing                        10.5%                    8.70%
Producer Durables                              8.3%                    8.40%
Health Care                                    7.9%                   13.60%
Technology                                     4.7%                   12.00%
Cash & Other                                   4.6%                    0.90%
Utilities                                      0.00%                   5.70%
Autos & Transportation                         0.00%                   3.50%
Other Energy                                   0.00%                   2.80%
Integrated Oils                                0.00%                   0.10%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

                  ARIEL FUNDS   S&P 500 INDEX    RUSSELL 2000 INDEX
Dec. 1986           $10,203         $9,745              $9,711
Dec. 1987           $11,367        $10,256              $8,860
Dec. 1988           $15,905        $11,960             $11,065
Dec. 1989           $19,900        $15,749             $12,863
Dec. 1990           $16,699        $15,260             $10,354
Dec. 1991           $22,163        $19,910             $15,122
Dec. 1992           $24,763        $21,427             $17,906
Dec. 1993           $26,924        $23,587             $21,292
Dec. 1994           $25,786        $23,898             $20,904
Dec. 1995           $30,562        $32,879             $26,849
Dec. 1996           $37,747        $40,428             $31,279
Dec. 1997           $51,502        $53,916             $38,274
Dec. 1998           $56,595        $69,323             $37,300
Dec. 1999           $53,335        $83,912             $45,228
Dec. 2000           $68,677        $76,272             $43,862
Mar. 2001           $69,964        $67,229             $41,009
Jun. 2001           $74,010        $71,164             $46,868
Sept. 2001          $68,615        $60,719             $37,124

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund generally holds investments for a relatively long period, usually three to five years. The Fund primarily invests in companies with market capitalizations under $2 billion with an emphasis on smaller capitalization (small-cap) stocks.

[SIDENOTE]

TEN LARGEST HOLDINGS
as of September 30, 2001

1  LEE ENTERPRISES
   Newspaper publisher

2  SERVICEMASTER CO.
   Diversified provider of consumer
   and commercial services

3  MCCORMICK & CO., INC.
   World's largest spice company

4  AMERICAN GREETINGS CORP.
   World's second largest producer of greeting cards

5  HCC INSURANCE
   HOLDINGS, INC.
   Global property and casualty
   insurance provider

6  INVACARE CORP.
   Leading producer of medical
   equipment

7  VALASSIS, INC.
   Preeminent marketing services
   company

8  GREY GLOBAL GROUP, INC.
   Advertising and marketing
   services firm

9  HASBRO, INC.
   Prominent toy manufacturer

10 BRADY CORP.
   Manufacturer and distributor of niche
   industrial safety-related products

Ariel Appreciation Fund
Inception

December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.


                           3RD QUARTER   YTD     1 YEAR    3 YEAR    5 YEAR    10 YEAR   LIFE OF FUND
Ariel Appreciation Fund      -10.00%    -0.40%    +8.83%   +12.00%   +15.63%   +13.02%     +13.03%
Russell Midcap Index         -17.86%   -19.47%   -22.36%    +6.87%    +9.15%   +12.74%     +12.16%
Russell Midcap Value Index   -11.55%    -8.66%    -0.04%    +7.29%   +10.77%   +13.84%     +12.47%

[CHART]

                                      ARIEL APPRECIATION FUND        RUSSELL MIDCAP
                                       PORTFOLIO COMPOSITION      PORTFOLIO COMPOSITION
Consumer Discretionary & Services             31.7%                     15.5%
Financial Services                            30.2%                     22.4%
Materials & Processing                         8.2%                      7.0%
Consumer Staples                               7.5%                      4.9%
Producer Durables                              6.0%                      6.0%
Cash & Other                                   5.7%                      2.0%
Utilities                                      4.2%                     10.0%
Technology                                     3.6%                     10.9%
Health Care                                    2.9%                     13.1%
Other Energy                                     0%                      3.6%
Autos & Transportation                           0%                      2.8%
Integrated Oils                                  0%                      1.8%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED
IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

                    ARIEL APPRECIATION FUND    S&P 500 INDEX   RUSSELL MIDCAP INDEX
Dec. 1989                   $10,054               $10,240           $10,176
Dec. 1990                    $9,902                $9,922            $9,006
Dec. 1991                   $13,184               $12,945           $12,744
Dec. 1992                   $14,930               $13,932           $14,826
Dec. 1993                   $16,115               $15,336           $16,947
Dec. 1994                   $14,763               $15,538           $16,592
Dec. 1995                   $18,330               $21,377           $22,309
Dec. 1996                   $22,677               $26,286           $26,547
Dec. 1997                   $31,283               $35,055           $34,247
Dec. 1998                   $37,398               $45,073           $37,705
Dec. 1999                   $35,981               $54,559           $44,579
Dec. 2000                   $42,754               $49,591           $48,257
Mar. 2001                   $43,542               $43,712           $43,193
Jun. 2001                   $47,314               $46,270           $47,311
Sept. 2001                  $42,583               $39,479           $38,861

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios.
All indices are unmanaged, and an investor cannot invest directly in an index.

Ariel Appreciation Fund also pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will also hold investments for a relatively long period - usually three to five years. The Fund primarily invests in small and midsize companies with market capitalizations from $1 billion to $10 billion, with an emphasis on medium capitalization (mid-cap) stocks.

[SIDENOTE]

TEN LARGEST HOLDINGS
as of September 30, 2001

1  MCCORMICK & CO., INC.
   World's largest spice company

2  MBIA, INC.
   Leading insurer of municipal bonds

3  H&R BLOCK, INC.
   The U.S.'s leading tax preparer

4  CENTURYTEL, INC.
   Diversified telecommunications
   company

5  XL CAPITAL LTD.
   Worldwide insurance company

6  MBNA CORP.
   Prominent issuer of bank credit cards

7  ROUSE CO.
   Retail mall developer

8  APOGENT TECHNOLOGIES, INC.
   Principal manufacturer of laboratory products

9  LEE ENTERPRISES
   Newspaper publisher

10 SUNGARD DATA SYSTEMS, INC.
   Computer services and software
   company

[GRAPHIC]

SCHEDULE OF INVESTMENTS


ARIEL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

  NUMBER    COMMON STOCKS-95.40%                 COST       MARKET VALUE
OF SHARES
            CONSUMER DISCRETIONARY--40.47%
1,296,500   American Greetings Corp.          $16,601,990    $17,165,660
  669,933   Bob Evans Farms, Inc.              10,461,779     12,112,389
  129,000   Department 56, Inc.*                3,896,513        819,150
   25,400   Grey Global Group, Inc.            11,328,774     14,046,200
  987,325   Hasbro, Inc.                       11,298,086     13,822,550
  230,525   International Game Technology*      7,460,271      9,797,312
  247,300   Journal Register Co.*               4,404,007      4,080,450
  618,700   Lee Enterprises                    17,015,195     19,594,229
  511,950   Leggett & Platt, Inc.               6,924,028      9,983,025
  248,300   Libbey, Inc.                        8,622,299      8,007,675
  271,900   Matthews International Corp.        3,918,662      5,998,114
  404,200   Neiman Marcus Group, Inc.*         12,451,637      9,882,690
  295,450   Oneida Ltd.                         4,885,765      4,239,707
   92,700   Radio One, Inc.*                    1,017,294      1,069,758
1,763,850   ServiceMaster Co.                  19,926,466     19,561,096
  449,000   Valassis, Inc.*                    14,284,733     14,327,590
   69,800   WMS Industries Inc.*                1,143,254      1,220,802
                                                ---------      ---------
                                              155,640,753    165,728,397
                                              -----------    -----------

[GRAPHIC]

 NUMBER    COMMON STOCKS-95.40% (CONT)           COST       MARKET VALUE
OF SHARES
           CONSUMER STAPLES--11.51%
 705,300   Dial Corp.                          $9,054,487    $11,672,715
 419,400   Longs Drug Stores Corp.              8,755,834     11,407,680
 418,600   McCormick & Co., Inc.               11,950,136     19,171,880
 189,600   Smucker (J.M.) Co.                   4,380,942      4,863,240
                                                ---------      ---------
                                               34,141,399     47,115,515
                                               ----------     ----------

           FINANCIAL SERVICES--12.01%
 558,650   HCC Insurance Holdings, Inc.         9,329,395     14,692,495
 668,775   Horace Mann Educators Corp.         13,920,274     11,803,879
 210,100   MBIA, Inc.                           4,238,660     10,505,000
  62,450   Markel Corp.*                       11,800,330     12,177,750
                                               ----------     ----------
                                               39,288,659     49,179,124
                                               ----------     ----------

           HEALTH CARE--7.92%
 252,800   Bausch & Lomb, Inc.                  9,554,879      7,154,240
 361,300   Invacare Corp.                      11,175,310     14,632,650
 573,150   Sybron Dental Specialties*          10,516,510     10,660,590
                                               ----------     ----------
                                               31,246,699     32,447,480
                                               ----------     ----------

           MATERIALS AND PROCESSING--10.54%
 447,100   Brady Corp.                         12,028,406     13,323,580
 577,125   Energizer Holdings, Inc.*           12,183,332      9,591,818
 615,000   Interface, Inc., Class A             3,553,613      2,644,500
 333,800   Jones Lang LaSalle Inc.*             4,945,253      4,573,060
 539,000   Rouse Co.                           10,786,219     13,027,630
                                               ----------     ----------
                                               43,496,823     43,160,588
                                               ----------     ----------

           PRODUCER DURABLES--8.27%
 271,970   General Binding Corp.*               4,687,146      3,018,867
 392,700   Graco, Inc.                          7,955,841     11,859,540
 369,000   IDEX Corp.                          10,146,174     10,202,850
 450,450   Miller (Herman), Inc.                9,139,697      8,770,262
                                                ---------      ---------
                                               31,928,858     33,851,519
                                               ----------     ----------

           COMMON STOCKS-95.40% (cont)
           TECHNOLOGY--4.68%
 332,900   Anixter International Inc.*         $8,503,870     $8,249,262
 246,900   Littelfuse, Inc.*                    6,665,802      5,463,897
 145,600   Zebra Technologies Corp.*            6,044,753      5,454,176
                                                ---------      ---------
                                               21,214,425     19,167,335
                                               ----------     ----------
             Total Common Stocks              356,957,616    390,649,958
                                              -----------    -----------
  PRINCIPAL  REPURCHASE AGREEMENT-3.39%
   AMOUNT
$13,875,152  State Street Bank &
             Trust Company
             Repurchase Agreement,
             1.25%, dated 9/28/2001,
             repurchase price $13,876,597
             maturing 10/1/2001
            (collateralized by U.S. Treasury
             Bond, 0.00%, 3/21/2002)           13,875,152     13,875,152
                                               ----------     ----------

             Total Repurchase Agreement        13,875,152     13,875,152
                                               ----------     ----------

             Total Investments-98.79%        $370,832,768    404,525,110
                                             ============
             Other Assets less Liabilities-1.21%               4,973,743
                                                               ---------
             NET ASSETS-100.00%                             $409,498,853
                                                            ============

*Non-income producing

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

  NUMBER   COMMON STOCKS-96.07%                  COST        MARKET VALUE
OF SHARES
           CONSUMER DISCRETIONARY--31.69%
   87,200   Black & Decker Corp.               $2,901,913     $2,720,640
   30,000   Bob Evans Farms, Inc.                 524,655        542,400
  614,850   Carnival Corp.                     14,214,611     13,538,997
1,103,625   Cendant Corp.*                     14,749,274     14,126,400
  678,375   Harte-Hanks, Inc.                  12,075,783     14,680,035
1,274,750   Hasbro, Inc.                       15,002,919     17,846,500
  147,325   International Game Technology*      2,796,570      6,261,313
  586,400   Interpublic Group of
            Companies, Inc.                    16,627,860     11,962,560
   88,900   Jones Apparel Group, Inc.*          2,251,961      2,266,061
  630,000   Lee Enterprises                    18,654,794     19,952,100
  611,745   Leggett & Platt, Inc.               7,826,316     11,929,027
  404,900   McClatchy Company                  15,331,081     17,005,800
  371,800   Neiman Marcus Group, Inc.*         12,662,199      9,090,510
1,127,295   ServiceMaster Co.                  12,333,687     12,501,702
  692,100   Toys "R" Us, Inc.*                 17,104,645     11,924,883
  396,800   Tribune Co.                        14,760,901     12,459,520
                                               ----------     ----------
                                              179,819,169    178,808,448
                                              -----------    -----------

           CONSUMER STAPLES--7.51%
 432,272   The Clorox Co.                      14,536,337     15,994,064
 575,695   McCormick & Co., Inc.               18,267,593     26,366,831
 -------                                       ----------     ----------
                                               32,803,930     42,360,895
                                               ----------     ----------

           COMMON STOCKS-96.07% (cont)

           FINANCIAL SERVICES--30.21%
 212,050   Certegy Inc.*                       $4,574,893     $5,504,818
 565,522   Dun & Bradstreet Corp.*             12,653,215     15,834,616
 724,700   Equifax, Inc.                       14,154,571     15,870,930
 382,200   Franklin Resources, Inc.            14,010,418     13,250,874
 618,550   H & R Block, Inc.                   13,460,649     23,851,288
 517,850   MBIA, Inc.                          18,173,961     25,892,500
 690,325   MBNA Corp.                          17,421,404     20,909,944
 835,550   SunGard Data Systems, Inc.*         17,540,158     19,526,803
 279,250   T. Rowe Price Associates, Inc.      10,450,629      8,182,025
 274,300   XL Capital Ltd.                     17,872,656     21,669,700
                                               ----------     ----------
                                              140,312,554    170,493,498
                                              -----------    -----------

           HEALTH CARE--2.88%
 375,600   Bausch & Lomb, Inc.                 14,631,656     10,629,480
 304,300   Sybron Dental Specialties*           4,341,574      5,659,980
                                                ---------      ---------
                                               18,973,230     16,289,460
                                               ----------     ----------

           MATERIALS AND PROCESSING--8.23%
 345,060   Avery Dennison Corp.                18,538,837     16,324,789
 556,625   Energizer Holdings, Inc.*           12,861,203      9,251,107
 864,300   Rouse Co.                           18,676,135     20,890,131
                                               ----------     ----------
                                               50,076,175     46,466,027
                                               ----------     ----------
           OTHER--1.78%
 299,350   Fortune Brands, Inc.                 8,833,481     10,028,225
                                                ---------     ----------

 NUMBER    COMMON STOCKS-96.07% (CONT)           COST       MARKET VALUE
OF SHARES
           PRODUCER DURABLES--6.00%
 826,700   Miller (Herman), Inc.              $18,134,994    $16,095,849
 464,700   Pitney Bowes, Inc.                  18,447,697     17,751,540
                                               ----------     ----------
                                               36,582,691     33,847,389
           TECHNOLOGY--3.64%
 858,800   Apogent Technologies, Inc.*         15,022,766     20,525,320
                                               ----------     ----------

           UTILITIES--4.13%
 696,425   CenturyTel, Inc.                    16,269,614     23,330,238
                                               ----------     ----------
           Total Common Stocks                498,693,610    542,149,500
                                              -----------    -----------

  Principal  REPURCHASE                           Cost     Market Value
   Amount    AGREEMENT-2.79%
$15,728,059  State Street Bank &
             Trust Company Repurchase
             Agreement, 1.25%, dated
             9/28/2001, repurchase
             price $15,729,698, maturing
             10/1/2001 (collateralized by
             U.S. Treasury Note, 6.00%,
             9/30/2002)                       $15,728,059    $15,728,059
                                              -----------    -----------
             Total Repurchase Agreement        15,728,059     15,728,059
                                               ----------     ----------
             Total Investments-98.86%        $514,421,669    557,877,559
                                             ============
             Other Assets less Liabilities-1.14%               6,410,692
                                                               ---------
             NET ASSETS-100.00%                             $564,288,251
                                                            ============

*Non-income producing

The accompanying notes are an integral part of the financial statements.

ARIEL FUND
(UNAUDITED)                                                         EARNINGS PER SHARE
                                                               ------------------------------
                                                   52 - WEEK
                                                     RANGE       2000       2001       2002      2000      2001      2002    MARKET
                               TICKER   PRICE     -----------   ACTUAL   ESTIMATED  ESTIMATED     P/E       P/E       P/E     CAP.
COMPANY                        SYMBOL  9/30/00    LOW    HIGH  CALENDAR  CALENDAR   CALENDAR   CALENDAR  CALENDAR  CALENDAR  ($MM)
Department 56, Inc.            DFS      6.35     6.20   15.88    1.50      0.65       0.70        4.2       9.8       9.1       82
General Binding Corp.          GBND    11.10     5.19   14.55    0.27      0.30       0.60       41.1      37.0      18.5      175
Interface, Inc.                IFSIA    4.30     3.45   11.00    0.61      0.15       0.25        7.0      28.7      17.2      219
Oneida Ltd.                    OCQ     14.35    10.06   20.35    1.41      0.30       1.10       10.2      47.8      13.0      237
Jones Lang LaSalle, Inc,.      JLL     13.70    12.20   16.24    1.31      1.18       1.30       10.5      11.6      10.5      412
Littelfuse, Inc.               LFUS    22.13    19.37   33.88    1.67      0.70       1.01       13.3      31.6      21.9      481
Libbey, Inc.                   LBY     32.25    26.31   42.20    3.01      2.90       3.04       10.7      11.1      10.6      494
WMS Industries, Inc.           WMS     17.49    13.44   32.64    1.45      1.56       1.76       12.1      11.2      10.0      563
The J.M. Smucker Company       SJM     25.65    21.00   29.00    1.27      1.36       1.53       20.2      18.9      16.8      626
Bob Evans Farms, Inc.          BOBE    18.08    15.05   22.73    1.42      1.53       1.71       12.7      11.8      10.6      629
Matthews International Corp.   MATW    22.06    12.50   22.96    0.92      1.06       1.20       24.1      20.9      18.5      669
Brady Corp.                    BRC     29.80    27.50   39.24    1.83      0.94       1.28       16.3      31.7      23.3      682
Journal Register Company       JRC     16.50    15.10   18.50    1.09      0.88       1.01       15.1      18.8      16.3      690
Grey Global Group, Inc.        GREY   553.00   470.00  760.00   19.90     12.05      17.58       27.8      45.9      31.5      695
Sybron Dental Specialties      SYD     18.60    13.00   22.69    1.05      1.15       1.28       17.7      16.2      14.5      705
Horace Mann Educators Corp.    HMN     17.65    14.06   22.19    0.61      0.87       1.26       28.9      20.3      14.0      717
American Greetings Corp.       AM      13.24     8.19   20.13    1.31      1.10       1.50       10.1      12.0       8.8      841
IDEX Corp.                     IEX     27.65    24.90   37.20    2.07      1.38       1.76       13.4      20.0      15.7      845
Anixter International, Inc.    AXE     24.78    17.56   32.00    2.16      1.41       1.54       11.5      17.6      16.1      910
Graco, Inc.                    GGG     30.20    20.13   35.50    2.27      2.18       2.51       13.3      13.9      12.0      939
Radio One, Inc.                ROIAK   11.54     5.56   21.91    0.60      0.47       0.66       19.2      24.6      17.5    1,020
Longs Drug Stores, Inc.        LDG     27.20    18.81   32.00    1.51      1.48       1.64       18.0      18.4      16.6    1,030
The Neiman Marcus Group, Inc.  NMG.A   24.45    23.53   41.01    3.00      1.54       2.40        8.2      15.9      10.2    1,166
Zebra Technologies Corp.       ZBRA    37.46    34.13   57.00    2.52      2.03       2.40       14.9      18.5      15.6    1,182
Invacare Corp.                 IVC     40.50    23.13   41.25    1.96      2.19       2.47       20.7      18.5      16.4    1,242
Lee Enterprises                LEE     31.67    24.81   34.98    1.36      1.50       1.69       23.3      21.1      18.7    1,395
Herman Miller, Inc.            MLHR    19.47    18.38   32.38    1.90      0.95       0.68       10.2      20.5      28.6    1,473
Bausch & Lomb, Inc.            BOL     28.30    27.56   54.93    2.36      0.80       1.22       12.0      35.4      23.2    1,517
Energizer Holdings, Inc.       ENR     16.62    15.00   27.55    1.26      0.80       1.00       13.2      20.8      16.6    1,524
HCC Insurance Holdings, Inc.   HCC     26.30    17.63   29.65    1.23      1.15       1.81       21.4      22.9      14.5    1,552
The Dial Corp.                 DL      16.55     9.94   18.00    0.51      0.74       0.84       32.5      22.4      19.7    1,570
Rouse Company                  RSE     24.17    23.59   29.48    3.30      3.57       3.80        7.3       6.8       6.4    1,669
Markel Corp.                   MKL    195.00   133.50  207.47   -3.55     -1.54       8.72        NM        NM       22.4    1,681
Valassis, Inc.                 VCI     31.91    21.25   37.35    2.20      2.29       2.57       14.5      13.9      12.4    1,711
Hasbro, Inc.                   HAS     14.00     8.38   17.62   -0.13      0.38       0.73        NM       36.8      19.2    2,416
McCormick & Company, Inc.      MKC     45.80    29.69   46.25    1.99      2.17       2.46       23.0      21.1      18.6    3,165
International Game Technology  IGT     42.50    32.63   66.04    2.03      2.88       3.18       20.9      14.8      13.4    3,184
The ServiceMaster Co.          SVM     11.09     8.25   12.84    0.61      0.50       0.61       18.2      22.2      18.2    3,325
Leggett & Platt, Inc.          LEG     19.50    14.63   24.25    1.32      1.04       1.11       14.8      18.8      17.6    3,833
MBIA, Inc.                     MBI     50.00    36.00   57.49    3.56      3.85       4.30       14.0      13.0      11.6    7,422

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.
      NM=Not Meaningful.


ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                    EARNINGS PER SHARE
                                                               ------------------------------
                                                   52 - WEEK
                                                     RANGE       2000       2001       2002      2000      2001      2002    MARKET
                               TICKER   PRICE     -----------   ACTUAL   ESTIMATED  ESTIMATED     P/E       P/E       P/E     CAP.
COMPANY                        SYMBOL  9/30/00    LOW    HIGH  CALENDAR  CALENDAR   CALENDAR   CALENDAR  CALENDAR  CALENDAR  ($MM)
Bob Evans Farms, Inc.          BOBE     18.08    15.05   22.73   1.42      1.53       1.71        12.7      11.8      10.6      629
Sybron Dental Specialties      SYD      18.60    13.00   22.69   1.05      1.15       1.28        17.7      16.2      14.5      705
The Neiman Marcus Group, Inc.  NMG.A    24.45    23.53   41.01   3.00      1.54       2.40         8.2      15.9      10.2    1,166
Harte-Hanks, Inc.              HHS      21.64    20.50   28.44   1.17      1.22       1.35        18.5      17.7      16.0    1,371
Lee Enterprises                LEE      31.67    24.81   34.98   1.36      1.50       1.69        23.3      21.1      18.7    1,395
Herman Miller, Inc.            MLHR     19.47    18.38   32.38   1.90      0.95       0.68        10.2      20.5      28.6    1,473
Bausch & Lomb, Inc.            BOL      28.30    27.56   54.93   2.36      0.80       1.22        12.0      35.4      23.2    1,517
Energizer Holdings, Inc.       ENR      16.62    15.00   27.55   1.26      0.80       1.00        13.2      20.8      16.6    1,524
Rouse Company                  RSE      24.17    23.59   29.48   3.30      3.57       3.80         7.3       6.8       6.4    1,669
Certegy, Inc.                  CEY      25.96    23.90   35.10   1.06      1.15       1.32        24.5      22.6      19.7    1,781
The McClatchy Co.              MNI      42.00    33.75   44.70   1.97      1.35       1.51        21.3      31.1      27.8    1,912
The Dun & Bradstreet Corp.     DNB      28.00    16.13   33.49   1.32      1.62       1.81        21.2      17.3      15.5    2,242
Hasbro, Inc.                   HAS      14.00     8.38   17.62  -0.13      0.38       0.73          NM      36.8      19.2    2,416
The Black & Decker Corp.       BDK      31.20    27.56   46.95   3.51      2.30       2.90         8.9      13.6      10.8    2,521
Apogent Technologies, Inc.     AOT      23.90    17.88   25.80   0.90      1.00       1.15        26.6      23.9      20.8    2,526
Equifax, Inc.                  EFX      21.90    15.25   27.41   1.08      1.15       1.28        20.3      19.0      17.1    3,152
McCormick & Company, Inc.      MKC      45.80    29.69   46.25   1.99      2.17       2.46        23.0      21.1      18.6    3,165
International Game Technology  IGT      42.50    32.63   66.04   2.03      2.88       3.18        20.9      14.8      13.4    3,184
Jones Apparel Group, Inc.      JNY      25.49    23.31   47.50   2.50      2.50       2.94        10.2      10.2       8.7    3,198
The ServiceMaster Co.          SVM      11.09     8.25   12.84   0.61      0.50       0.61        18.2      22.2      18.2    3,325
Toys "R" Us, Inc.              TOY      17.23    14.50   31.00   0.98      1.10       1.40        17.6      15.7      12.3    3,421
T. Rowe Price Associates, Inc. TROW     29.30    23.44   48.44   2.07      1.48       1.30        14.2      19.8      22.5    3,608
Leggett & Platt, Inc.          LEG      19.50    14.63   24.25   1.32      1.04       1.11        14.8      18.8      17.6    3,833
CenturyTel, Inc.               CTL      33.50    25.45   39.88   1.62      1.50       1.71        20.7      22.3      19.6    4,724
Fortune Brands, Inc.           FO       33.50    24.06   39.00   2.35      2.35       2.65        14.3      14.3      12.6    5,092
Avery Dennison Corp.           AVY      47.31    41.13   60.50   2.84      2.44       2.67        16.7      19.4      17.7    5,209
SunGard Data Systems, Inc.     SDS      23.37    20.16   32.49   0.82      0.90       1.10        28.5      26.0      21.2    6,513
H&R Block, Inc.                HRB      38.56    15.66   39.30   1.21      1.75       2.01        31.9      22.0      19.2    7,075
MBIA, Inc.                     MBI      50.00    36.00   57.49   3.56      3.85       4.30        14.0      13.0      11.6    7,422
The Interpublic Group of
 Companies                     IPG      20.40    18.82   47.44   1.51      1.00       1.25        13.5      20.4      16.3    7,667
The Clorox Company             CLX      37.00    28.38   48.63   1.79      1.55       1.70        20.7      23.9      21.8    8,758
Franklin Resources, Inc.       BEN      34.67    31.65   48.30   2.34      1.81       1.70        14.8      19.2      20.4    9,071
Tribune Company                TRB      31.40    30.75   46.50   1.30      0.80       1.05        24.2      39.3      29.9    9,341
Pitney Bowes, Inc.             PBI      38.20    24.00   44.70   2.18      2.25       2.48        17.5      17.0      15.4    9,384
XL Capital Ltd.                XL       79.00    61.50   89.25   4.50      0.60       6.05        17.6     131.7      13.1    9,930
Cendant Corp.                  CD       12.80     8.13   21.53   0.77      1.00       1.15        16.6      12.8      11.1   10,983
Carnival Corp.                 CCL      22.02    16.95   34.94   1.64      1.50       1.50        13.4      14.7      14.7   12,907
MBNA Corp.                     KRB      30.29    23.43   39.75   1.53      1.88       2.15        19.8      16.1      14.1   25,800

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.
       NM=Not Meaningful.

Dear Fellow Shareholder: For the third quarter ended September 30, 2001, Ariel Premier Bond Fund, Institutional Class gained +4.44% and the Investor Class gained +4.34%. These results slightly trailed the Lehman Brothers Aggregate Bond Index, which earned +4.61%. The tragic events of September 11 had an extraordinary impact on the economy and financial markets. The primary affect on the fixed income market was a significant decline in short-term rates with an expectation of continued interest rate cuts by the Federal Reserve to spur a weak U.S. economy.

Over the quarter, the large decline in rates resulted in high absolute returns for fixed income securities. High quality sectors generated returns between 4-6% for the quarter while lower rated sectors, particularly high yield and emerging markets, did poorly. Market liquidity was also significantly reduced in the aftermath of the catastrophe, resulting in higher than usual transaction costs.

Ariel Premier Bond Fund's portfolio strategy was relatively neutral as we entered the third quarter. We were roughly neutral in duration, and our holdings of mortgages, agencies and investment-grade corporate bonds generally equaled that of the benchmark. Additionally, asset-backed securities were overweighted. The Fund's underperformance relative to the benchmark can largely be attributed to our corporate and asset-backed holdings where we were negatively impacted by widening spreads, as the market attempted to sort out the long-term impact of recent events and securities firms struggled to reorganize after the tragedy.

We did not make any significant changes in Ariel Premier Bond Fund during September in light of its relatively neutral disposition and the significant transaction costs the market imposed on a number of sectors. Clearly, this unprecedented event makes historical comparisons less useful, introduces significant uncertainty, and lowers one's risk tolerance. Nonetheless, we believe the economy will recover from this contraction in 2002 and liquidity will improve.

Looking forward, in response to wider spreads on investment-grade corporate bonds, we are beginning to overweight the longer end of the market. We believe established A-rated names will eventually prove to be extraordinary bargains and are building a diversified group of holdings. For now, the balance of Ariel Premier Bond Fund's strategy will remain in place--nominal duration equals the benchmark, mortgages and agencies are neutral, and asset-backed securities and TIPS are overweighted.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.               /s/ Kenneth R. Meyer


John W. Rogers, Jr.                   Kenneth R. Meyer
Chairman & CEO                        Chairman & CEO
Ariel Capital Management, Inc.        Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001 (assume reinvestment of dividends and capital gains)

                                      3RD QUARTER     YTD       1 YEAR     3 YEAR     5 YEAR     LIFE OF FUND
------------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst. Cl.       +4.44%      +7.51%     +11.71%    +5.66%     +7.27%        +6.71%
Ariel Premier Bond Fund, Inv. Cl.        +4.34%      +7.19%     +11.27%    +5.24%        -          +6.71%
Lehman Bros. Aggregate Bond Index        +4.61%      +8.40%     +12.95%    +6.39%     +8.06%        +7.52% (Inst.)
                                                                                                    +7.90% (Inv.)

[CHART]

                                                              LEHMAN BROTHERS
                                 ARIEL PREMIER BOND FUND   AGGREGATE BOND INDEX
                                  PORTFOLIO COMPOSITION     PORTFOLIO COMPOSITION
Mortgage Backed                           39.90%                   35.80%
Corporate                                 25.30%                   26.30%
Government & Agency                       11.40%                   34.10%
Asset-Backed                              10.00%                    1.70%
Commercial Mortgage-Backed                 9.30%                    2.10%
Cash                                       4.10%                    0.00%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN
ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

[CHART]

                         ARIEL PREMIER BOND FUND, INV. CL        LEHMAN BROTHERS AGGREGATE BOND INDEX
Dec. 1997                            $10,838                                    $10,932
Dec. 1998                            $11,621                                    $11,882
Dec. 1999                            $11,509                                    $11,784
Dec. 2000                            $12,631                                    $13,154
Mar. 2001                            $12,938                                    $13,553
Jun. 2001                            $12,976                                    $13,630
Sept. 2001                           $13,539                                    $14,258

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

[CHART]

               ARIEL PREMIER BOND FUND,         LEHMAN BROTHERS
                      INST. CL               AGGREGATE BOND INDEX
Dec. 1995            $1,035,122                    $1,042,614
Dec. 1996            $1,067,709                    $1,080,468
Dec. 1997            $1,165,544                    $1,184,769
Dec. 1998            $1,254,703                    $1,287,699
Dec. 1999            $1,247,569                    $1,277,108
Dec. 2000            $1,373,199                    $1,425,580
Mar. 2001            $1,407,975                    $1,468,844
Jun. 2001            $1,413,621                    $1,477,132
Sept. 2001           $1,476,346                    $1,545,246

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE fUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001


 PAR VALUE  ASSET-BACKED SECURITIES-10.01%                    COST    MARKET VALUE
  $180,000  Americredit Automobile Receivables Trust,
            5.37%, 6/12/2008                              $  179,998  $  186,939
   470,000  Capital One, 2000, 7.65%, 4/17/2006              468,586     492,762
 1,150,000  Conseco Finance, 2000-F AF3,
            7.17%, 9/15/2020                               1,149,745   1,210,886
 4,825,000  Daimler Chrysler Auto Trust,
            4.21%, 7/6/2005                                4,824,094   4,893,248
 1,500,000  Discover Card, 5.30%, 11/16/2006               1,555,585   1,551,550
 2,025,000  Fleet Credit Card Master Trust,
            6.00%, 11/15/2005                              2,066,194   2,100,724
 1,905,000  Ford Credit Auto Owner Trust,
            2000-G A4, 6.62%, 7/15/2004                    1,904,780   1,988,853
   870,000  Greenpoint Manufacturing, 2000-1 A2,
            7.60%, 9/20/2022                                 869,975     903,512
   385,000  Household Auto, 5.39%, 8/17/2008                 384,888     396,255
   795,000  HSBC Mortgage Loan Trust,
            2000-HSB1 A3, 7.11%, 12/16/2030                  795,000     809,774
   585,000  Nissan Auto Receivables,
            4.80%, 2/15/2007                                 584,939     597,851
   280,000  Nissan Auto Receivables Owner Trust,
            2001-A A3, 5.55%, 9/15/2004                      279,982     288,334
 1,415,000  NPF VI, Inc., 6.25%, 2/1/2003+                 1,414,170   1,443,413
$2,035,000  PNC Mortgage Securities Corp.,
            2000-9 A3, 7.19%, 9/25/2005                   $2,049,605  $2,107,812
   364,440  Railcar Trust, 92-A1, 7.75%, 6/1/2004            371,304     383,278
   160,000  Residential Asset Mortgage Products Inc.,
            2000-RZ2 A3, 7.30%, 4/25/2023                    160,640     161,455
   450,000  Residential Asset Securities Corp.,
            5.67%, 1/25/2023                                 449,902     450,931
   290,000  Residential Asset Securities Corp.,
            5.751%, 3/25/2027                                289,996     297,456
   590,000  Residential Funding Mortgage Securities,
            1999-HS2 AI4, 6.34%, 7/25/2029                   591,873     612,799
   450,000  Union Acceptance Corp., 2000-D A4,
            6.89%, 4/9/2007                                  449,978    479,434
   950,000  Wells Fargo Auto Trust,
            4.68%, 2/15/2005                                 947,208     971,278
                                                         -----------  ----------
            Total Asset-Backed Securities                 21,788,442  22,328,544
                                                         -----------  ----------
            COMMERCIAL MORTGAGE-BACKED
            SECURITIES-9.29%

 1,090,000  Banc of America Commercial
            Mortgage Inc., 2000-2 A2,
            7.197%, 9/15/2032                              1,091,862   1,193,087
 1,690,674  Banc One Commercial Mortgage,
            BK1 00-C1A, 6.664%, 10/18/2031+                1,690,704   1,766,067
 1,330,000  Chase Commercial Mortgage
            Securities Corp., 2000-3 A2,
            7.319%, 10/15/2032                             1,333,072   1,463,611


                                      20

            COMMERCIAL MORTGAGE-BACKED
 PAR VALUE  SECURITIES-9.29% (cont)                          COST    MARKET VALUE

  $307,908  Comm 2001-J1A A1, 6.14%, 2/14/2034+           $  310,899  $  321,789
   584,818  First Union National Bank Commercial
            Mortgage, 2000-C2 A1,
            6.94%, 10/15/2032                                584,819     627,092
   805,536  First Union National Bank Commercial
            Mortgage, 6.204%, 1/12/2043                      805,547     839,766
 1,220,000  Government National Receivables,
            5.20%, 10/16/2014                              1,220,000   1,245,925
 1,000,000  GS Mortgage Securities Corp.,
            6.53%, 8/15/2018+                              1,005,019   1,041,410
   850,000  JP Morgan Chase Commercial
            Mortgage Sec., 2001-CIBC A3,
            6.26%, 3/15/2033                                 854,225     876,276
     2,326  KeyCorp, 2000-C1 A1,
            7.617%, 6/15/2009                                  2,492       2,549
   165,379  MLMI, 99-C1 A1, 7.37%, 11/15/2031                166,964     179,360
 4,000,000  Nationslink, 6.476%, 8/20/2030                 4,205,752   4,236,468
 2,825,000  Nomura Asset Securities Corp.,
            1995-MD3 A1B, 8.15%, 4/4/2027                  3,000,193   3,091,764
   934,312  Prudential Mortgage Capital Co. II,
            2000-C1 A1, 6.981%, 10/6/2015+                   934,313   1,015,776
   917,927  Prudential Mortgage Capital Funding,
            LLC, 6.232%, 5/10/2034                           920,146     958,534
   785,000  Prudential Securities Corp., 1999-C2 A2,
            7.193%, 6/16/2031                                782,124     855,657
   982,540  Salomon Brothers Mortgage Securities VII,
            5.32%, 2/18/2034+                                982,540   1,008,332
                                                          ----------  ----------
            Total Commercial
            Mortgage-Backed Securities                    19,890,671  20,723,463
                                                          ----------  ----------
            CORPORATE DEBT-25.32%

  $700,000  American General Capital II,
            8.50%, 7/1/2030                               $  770,397  $  789,659
   800,000  American Home Products,
            6.25%, 3/15/2006                                 799,905     834,488
 1,000,000  AOL Time Warner,
            7.625%, 4/15/2031                                992,112   1,013,866
   595,000  Archer Daniels Midland,
            6.625%, 5/1/2029                                 554,218     566,560
   325,000  AT&T Wireless Group,
            7.35%, 3/1/2006+                                 324,886     345,208
   800,000  AXA, 8.60%, 12/15/2030                           850,547     871,632
   820,000  Bank One Corp., 6.50%, 2/1/2006                  828,531     863,491
 1,000,000  BankAmerica, 7.80%, 2/15/2010                  1,114,034   1,114,313
   275,000  BellSouth Cap Funding,
            7.875%, 2/15/2030                                301,216     302,013
   410,000  Boeing Co., 6.875%, 10/15/2043                   368,187     370,405
   540,000  Burlington Resources Inc.,
            6.68%, 2/15/2011                                 540,000     555,149
   525,000  Caterpillar Financial Services,
            5.95%, 5/1/2006                                  524,411     546,830
 1,000,000  Citigroup Capital III,
            7.75%, 12/1/2036                               1,035,019   1,021,253
   500,000  Citigroup Inc., 5.625%, 5/17/2004                499,482     518,376
   425,000  Citizens Commercial,
            9.25%, 5/15/2011                                 465,486     469,770
   500,000  Citizens Commercial,
            9.00%, 8/15/2031+                                511,474     509,787

                                       21

 PAR VALUE  CORPORATE DEBT-25.32% (cont)                     COST    MARKET VALUE

  $800,000  Comcast Cable, 7.125%, 6/15/2013                $793,348    $821,698
 1,100,000  Conoco Inc., 6.95%, 4/15/2029                  1,058,639   1,038,850
 1,295,000  Consumers Energy CMS,
            6.20%, 5/1/2003                                1,283,157   1,316,665
   460,000  Corp Andina De Fomento,
            7.375%, 1/18/2011                                458,386     480,830
   800,000  Countrywide Home Loan,
            6.85%, 6/15/2004                                 816,305     854,154
   540,000  Daimler Chrysler Auto Trust,
            6.40%, 5/15/2006                                 535,327     546,411
   600,000  Delta Air Lines, 7.57%, 11/18/2010               600,000     611,064
   295,000  Deutsche Telekom, 8.25%, 6/15/2030               300,611     311,592
 1,100,000  Devon Energy, 7.88%, 9/30/2031+                1,097,580   1,097,580
   625,000  Dow Chemical Company,
            7.375%, 11/1/2029                                650,463     654,382
   220,000  Duke Energy Field Services,
            7.50%, 8/16/2005                                 219,331     236,119
   220,000  Duke Energy Field Services,
            7.875%, 8/16/2010                                219,765     239,448
   635,000  El Paso Energy, 6.95%, 12/15/2007                633,369     652,689
 1,000,000  EOP Operating LP, 6.375%, 2/15/2003            1,015,339   1,030,812
 1,000,000  ERAC USA Finance,
            7.350%, 6/15/2008+                               998,376   1,031,947
   280,000  FedEx Corp., 6.625%, 2/12/2004                   279,741     276,379
 1,260,000  First Union Corp., 7.55%, 8/18/2005            1,313,847   1,377,799
 1,130,000  Florida Residential Property & Casualty,
            7.25%, 7/1/2002+                               1,142,179   1,154,763
$1,000,000  Ford Motor Company,
            6.875%, 2/1/2006                              $1,023,870  $1,029,737
   885,000  Ford Motor Credit Co.,
            7.50%, 6/15/2003                                 902,986     930,099
 1,000,000  Ford Motor Credit Co.,
            7.375%, 2/1/2011                               1,008,624   1,021,594
   470,000  General Motors Acceptance Corp.,
            7.25%, 3/2/2011                                  468,512     475,445
   500,000  General Motors Acceptance Corp.,
            7.50%, 7/15/2005                                 515,160     527,309
   750,000  GTE Corp., 6.94%, 4/15/2028                      734,564     712,170
   825,000  Household Financial Corp.,
            6.50%, 1/24/2006                                 823,408     864,029
   455,000  International Paper Co.,
            8.125%, 7/8/2005                                 454,666     495,628
   625,000  Israel Electric, 7.95%, 5/30/2011+               621,785     653,724
   800,000  JP Morgan Chase Manhattan,
            5.625%, 8/15/2006                                826,025     823,702
   630,000  KBC Bank Funding, 9.86%, 11/29/2049+             699,355     726,783
   900,000  Kellogg Co., 5.50%, 4/1/2003                     899,590     919,228
   795,000  Kinder Morgan Energy Part.,
            6.75%, 3/15/2011                                 789,203     813,282
   650,000  Kohl's Corporation, 7.25%, 6/1/2029              647,593     664,663
   645,000  Lehman Bros. Holdings Inc.,
            7.00%, 2/1/2008                                  644,768     671,519
   370,000  Liberty Property LP, 8.50%, 8/1/2010             390,286     411,615


  PAR VALUE  CORPORATE DEBT-25.32% (cont)                      COST       MARKET VALUE
   $840,000  Lockheed, 6.75%, 3/15/2003                 $    851,461    $    871,314
    465,000  Marshall & Ilsley, 6.375%, 9/1/2011             462,530         470,724
    450,000  Masco Corp., 6.75%, 3/15/2006                   449,180         467,635
  1,010,000  Mexican UTD STS,
             8.375%, 1/14/2011                               994,356         997,375
  1,000,000  Morgan Stanley Dean Witter,
             6.75%, 4/15/2011                                995,311       1,026,664
    150,000  Motorola Inc., 7.625%, 11/15/2010               149,582         148,252
    440,000  Norfolk Southern Corp.,
             7.25%, 2/15/2031                                437,442         436,714
    645,000  Nortel Networks Ltd.,
             6.125%, 2/15/2006                               642,817         503,571
    691,095  Northwest Airlines Corp., 1999-2A,
             7.575%, 3/1/2019                                691,095         685,228
    400,000  NRG Energy, Inc., 9.479%, 9/15/2024             395,034         449,840
    625,000  Park Place Entertainment,
             7.95%, 8/1/2003                                 622,203         634,142
    900,000  PNC Funding Corp., 6.125%, 9/1/2003             909,718         940,590
    800,000  PP&L Capital Funding Inc.,
             8.375%, 6/15/2007                               800,736         887,676
    460,000  Progress Energy Inc., 6.75%, 3/1/2006           459,624         488,151
    575,000  Prudential Funding, 6.60%, 5/15/2008+           574,362         593,720
    460,000  Qwest Communications International,
             7.50%, 11/1/2008                                474,882         480,682
   $630,000  Regions Financial Corp.,
             7.00%, 3/1/2011                            $    627,430    $    662,456
    750,000  Spear Leeds & Kellogg LP,
             8.25%, 8/15/2005+                               748,118         831,331
    200,000  Sprint Capital Corp.,
             6.125%, 11/15/2008                              182,985         194,615
    800,000  Standard Chartered Bank,
             8.00%, 5/30/2031+                               793,458         781,308
    900,000  Target Corp., 5.50%, 4/1/2007                   896,121         918,047
  1,000,000  Telefonica Europe BV,
             7.75%, 9/15/2010                              1,000,762       1,074,731
    475,000  Transocean Sedco Forex,
             7.50%, 4/15/2031                                472,801         452,940
  1,000,000  Tyco International Group,
             6.375%, 2/15/2006                             1,004,015       1,039,096
    341,920  US Airways 2000, 7.89%, 3/1/2019                341,920         351,036
    290,000  Viacom Inc., C, 7.70%, 7/30/2010                295,275         317,314
    750,000  Virginia Electric Power, 6.75%, 2/1/2007        752,596         770,576
    625,000  Vodafone Airtouch, 7.75%, 2/15/2010             632,740         683,929
    600,000  Washington Mutual, 6.875%, 5/15/2011            596,524         629,796
    490,000  WorldCom Inc., 7.50%, 5/15/2011                 479,887         499,769
    560,000  WorldCom Inc., 8.25%, 5/15/2031                 549,379         561,515
    435,000  Zurich Capital Trust,
             8.376%, 6/1/2037+                               463,678         436,447
                                                        ------------    -------------
             Total Corporate Debt                         55,094,085      56,453,693
                                                        ------------    -------------

                                       23


  PAR VALUE  U.S. GOVERNMENT AGENCIES-39.98%                COST         MARKET VALUE
             MORTGAGE-BACKED SECURITIES--39.93%

 $4,745,000  Fannie Mae, 5.25%, 6/15/2006               $  4,852,093    $  4,938,444
    740,000  Fannie Mae, 5.75%, 2/15/2008                    690,905         780,140
  1,560,000  Fannie Mae, 6.00%, 5/15/2011                  1,625,725       1,643,279
  7,104,339  Fannie Mae, Benchmark Bond,
             6.00%, 6/1/2014                               7,038,921       7,265,552
  2,080,000  Fannie Mae, Benchmark Bond,
             6.63%, 11/15/2030                             2,172,915       2,215,593
    270,000  Fannie Mae, Benchmark Bond,
             7.250%, 5/15/2030                               279,269         310,211
  1,561,349  Fannie Mae, Benchmark Note,
             6.31%, 2/1/2011                               1,608,172       1,657,278
 18,105,000  Fannie Mae Mortgage,
             6.50%, 10/1/2031X                            18,206,841      18,404,855
  7,880,000  Fannie Mae Mortgage,
             7.50%, 10/1/2031X                             8,143,834       8,185,350
  4,005,000  Freddie Mac, 5.25%, 1/15/2006                 3,988,475       4,170,110
  2,000,000  Freddie Mac, 5.50%, 7/15/2006                 2,087,530       2,099,036
  1,102,445  Freddie Mac, 6.50%, 11/1/2025                 1,044,127       1,134,944
 13,570,000  Freddie Mac, 6.50%, 10/1/2031X               13,704,969      13,815,956
  1,075,000  Freddie Mac, 6.625%, 9/15/2009                1,136,139       1,182,670
  2,645,000  Freddie Mac, 6.875%, 9/15/2010                2,821,013       2,956,073
 10,895,000  Freddie Mac, Gold,
             6.00%, 10/1/2031X                            10,872,870      10,867,763
  4,565,000  Freddie Mac, Gold,
             6.00%, 10/1/2016X                             4,620,013       4,646,312
 $2,665,000  Freddie Mac, Gold,
             6.50%, 10/1/2016X                          $  2,728,294    $  2,748,281
                                                        ------------    -------------
                                                          87,622,105      89,021,847
                                                        ------------    -------------
             OTHER AGENCY ISSUES--0.05%

    105,432  Government Trust Certificate, Israel
             Trust, Series 2E, 9.40%, 5/15/2002              106,485         107,483
                                                        ------------    -------------
             Total U.S. Government Agencies               87,728,590      89,129,330
                                                        ------------    -------------
             U.S. GOVERNMENT OBLIGATIONS-11.39%

    245,000  U.S. Treasury Bond,
             8.75%, 5/15/2017                                314,109         334,482
    205,000  U.S. Treasury Bond,
             9.00%, 11/15/2018                               268,467         288,362
  1,195,000  U.S. Treasury Bond,
             8.125%, 8/15/2019                             1,552,388       1,568,151
  1,890,000  U.S. Treasury Bond,
             8.125%, 8/15/2021                             2,407,665       2,504,692
    275,000  U.S. Treasury Bond,
             6.375%, 8/15/2027                               294,583         308,086
    555,000  U.S. Treasury Bond,
             6.125%, 11/15/2027                              590,020         603,086
    475,000  U.S. Treasury Bond,
             6.125%, 8/15/2029                               519,909         517,564

                                       24


  PAR VALUE  U.S. GOVERNMENT OBLIGATIONS-11.39% (cont.)    COST          MARKET VALUE
   $220,000  U.S. Treasury Note,
             5.75%, 8/15/2003                           $    226,304    $    231,671
    335,000  U.S. Treasury Note,
             6.00%, 8/15/2004                                351,962         359,877
    130,000  U.S. Treasury Note,
             6.50%, 10/15/2006                               138,760         144,777
 11,878,028  U.S. Treasury Note,
             3.63%, 1/15/2008                             12,277,824      12,323,454
    150,000  U.S. Treasury Note,
             6.00%, 8/15/2009                                157,345         164,959
    600,000  U.S. Treasury Note,
             5.00%, 2/15/2011                                618,273         616,898
    275,000  U.S. Treasury Note,
             5.00%, 8/15/2011                                276,949         284,152
  1,250,000  U.S. Treasury Note,
             6.00%, 2/15/2026                              1,316,877       1,333,496
    650,000  U.S. Treasury Note,
             6.25%, 5/15/2030                                697,388         723,379
    700,000  U.S. Treasury Strip,
             0.00%, 2/15/2010                                459,488         468,271
  8,725,000  U.S. Treasury Strip,
             0.00%, 11/15/2021                             2,587,788       2,619,411
                                                        ------------    -------------
             Total U.S. Government Obligations            25,056,099      25,394,768
                                                        ------------    -------------
             ASSET-BACKED FLOATERS**-16.62%

 $1,150,000  Americredit Automobile Receivables
             Trust, 2000-B A3, 5.432%, 9/5/2004*        $  1,147,612    $  1,149,994
    220,000  Bishop's Gate Residential Mortgage Trust,
             3.83%, 3/20/2004+*                              220,000         219,525
  1,135,000  Capital Auto Receivables Asset Trust,
             4.06%, 7/15/2006*                             1,135,000       1,134,487
  2,240,000  Carco Auto Loan Master Trust,
             2000-B A1, 5.243%, 10/17/2005*                2,239,813       2,240,396
  1,945,000  Chase Loan Obligations USA Trust,
             2000-1 A, 3.76%, 2/15/2006+*                  1,946,601       1,945,603
  2,570,000  Circuit City Credit Card Master
             Trust, 2000-1 A, 5.393%, 2/15/2006*           2,571,759       2,570,989
    300,000  CNH Equipment Trust,
             4.232%, 11/15/2005*                             300,000         300,445
  1,771,576  Comm 2000-FL3A A,
             3.71%, 11/15/2012+*                           1,771,576       1,772,045
  1,320,000  Comm 2001-FL2A A,
             3.73%, 4/15/2013+*                            1,320,000       1,320,909
  1,154,739  Conseco Finance Securitizations
             Corp., 4.19%, 7/1/2032*                       1,154,382       1,154,378
  2,443,083  CS First Boston Mortgage Securities Corp.,
             2001-FL1A A, 3.83%, 12/5/2012+*               2,442,794       2,444,082
    200,000  Distribution Financial Services Master
             Trust, 2000-3 A, 5.303%, 7/15/2004*             200,000         200,174
  1,750,000  First USA Credit Card Master Trust,
             4.10%, 10/19/2006*                            1,753,053       1,752,767
    650,000  Ford Credit Auto Owner Trust,
             2001-A A5, 5.283%, 4/15/2005*                   650,000         650,099

                                       25


  PAR VALUE  ASSET-BACKED FLOATERS-16.62% (cont)            COST          MARKET VALUE
 $4,602,925  FSPC T-32 A F, 4.128%, 3/25/2021*          $  4,602,926    $  4,603,028
  1,326,420  Merit Securities Corp.,
             4.03%, 9/28/2025+*                            1,328,277       1,328,077
  2,100,000  Madison Residential Securities Funding,
             2000-1, 3.64%, 9/17/2003+*                    2,099,850       2,095,299
    845,000  Nissan Auto Receivables Owner Trust,
             4.44%, 9/25/2006*                               844,880         847,611
  1,185,000  NPF XII, Inc., 2001-1A A,
             4.18%, 3/1/2004+*                             1,185,000       1,184,461
  2,000,000  Residential Funding Mortgage Securities,
             2.85%, 8/25/2012*                             2,000,000       2,000,000
  3,580,000  Toyota Auto Receivables Owner Trust,
             2001-A A4, 5.273%, 9/17/2007*                 3,580,000       3,578,756
    252,049  Washington Mutual Mortgage
             Securities Corp., 5.015%, 1/25/2031*            251,619         251,034
  2,300,000  World Omni Master Owner Trust,
             2001-1 A, 5.293%, 2/15/2006*                  2,300,000       2,299,151
                                                        ------------    -------------
             Total Asset-Backed Floaters                  37,045,142      37,043,310
                                                        ------------    -------------


  PRINCIPAL  REPURCHASE AGREEMENT-13.73%                   COST           MARKET VALUE
   AMOUNT
$30,611,682  State Street Bank & Trust Company
             Repurchase Agreement, 1.25%,
             dated 9/28/2001, repurchase
             price $30,614,871 maturing 10/1/2001
             (collateralized by U.S. Treasury Bond,
             5.25%, 2/15/2029)*                         $ 30,611,682    $ 30,611,682
                                                        ------------    -------------

             Total Repurchase Agreement                   30,611,682      30,611,682
                                                        ------------    -------------

             Total Investments-126.34%                  $277,214,711     281,684,790
                                                        ============

             Liabilities less Other Assets-(26.34)%                      (58,723,993)
                                                                        -------------

             NET ASSETS-100.00%                                         $222,960,797
                                                                        =============


+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

X   When-issued security.

* Security pledged as collateral for when-issued purchase commitment outstanding as of September 30, 2001.

** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rate as of September 30, 2001.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES

SEPTEMBER 30, 2001


                                                             ARIEL      APPRECIATION       PREMIER
                                                              FUND           FUND         BOND FUND
ASSETS:
  Investments in securities, at value
     (cost $370,832,768, $514,421,669
     and $277,214,711, respectively)                     $404,525,110    $557,877,559    $281,684,790
  Cash                                                        136,923              --          87,477
  Receivable for fund shares issued                         6,195,868       7,107,163       1,138,211
  Receivable for securities sold                            2,961,445         114,576      42,196,973
  Dividends and interest receivable                           341,919         553,445       1,695,734
  Prepaid and other assets                                    153,941         103,459              --
                                                         -------------   --------------  -------------
     Total assets                                         414,315,206     565,756,202     326,803,185
                                                         -------------   --------------  -------------
LIABILITIES:
  Payable for securities purchased                          3,543,239              --     103,700,272
  Payable for shares redeemed                                 843,666         871,751          65,787
  Accrued management fee                                      200,121         327,275          71,491
  Accrued distribution fee                                     41,860          44,445             812
  Other liabilities                                           187,467         224,480           4,026
                                                         -------------   --------------  -------------
     Total liabilities                                      4,816,353       1,467,951     103,842,388
                                                         -------------   --------------  -------------
NET ASSETS                                               $409,498,853    $564,288,251    $222,960,797
                                                         =============   ==============  =============
NET ASSETS CONSIST OF:
  Paid-in-capital                                        $366,852,399    $507,967,609    $217,659,735
  Undistributed net investment
     income                                                 1,491,271       1,173,804          11,452
  Accumulated net realized gain
     on investment transactions                             7,462,841      11,690,948         819,531
  Net unrealized appreciation
     on investments                                        33,692,342      43,455,890       4,470,079
                                                         -------------   --------------  -------------
     Total net assets                                    $409,498,853    $564,288,251    $222,960,797
                                                         =============   ==============  =============
  Shares outstanding (no par value)                        12,194,633      17,413,881
  Institutional Class                                                                      20,398,597
  Investor Class                                                                              938,407
  Net asset value, offering and redemption
     price per share                                           $33.58          $32.40
  Institutional Class                                                                          $10.45
  Investor Class                                                                               $10.45

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2001


                                                             ARIEL       APPRECIATION     PREMIER
                                                              FUND           FUND         BOND FUND
INVESTMENT INCOME:
  Dividends                                               $ 5,135,349     $ 6,296,471     $        --
  Interest                                                    812,139         693,056      11,215,522
  Miscellaneous income                                             --              --          22,622
                                                         --------------  --------------  -------------
     Total investment income                                5,947,488       6,989,527      11,238,144
                                                         --------------  --------------  -------------
EXPENSES:
  Management fees                                           2,165,208       3,264,872         878,194
  Distribution fees                                           832,772       1,088,291          12,596
  Transfer agent fees and expenses                            620,642         758,128              --
  Printing and postage expense                                128,400         116,794              --
  Federal and state registration fees                          69,629         100,668              --
  Professional fees                                            41,152          39,999              --
  Trustees' fees and expenses                                  39,736          39,736              --
  Custody fees and expenses                                    35,294          35,776              --
  Miscellaneous expenses                                       33,420          40,413              --
                                                         --------------  --------------  -------------
     Total expenses                                         3,966,253       5,484,677         890,790
                                                         --------------  --------------  -------------
NET INVESTMENT INCOME                                       1,981,235       1,504,850      10,347,354
                                                         --------------  --------------  -------------
REALIZED AND UNREALIZED
  GAIN:
  Net realized gain on investments                         16,837,274      19,806,101       6,069,884
  Change in net unrealized appreciation/
     depreciation on investments                            4,231,937     (14,391,047)      4,723,151
                                                         --------------  --------------  -------------
  Net gain on investments                                  21,069,211       5,415,054      10,793,035
                                                         --------------  --------------  -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                 $23,050,446     $ 6,919,904     $21,140,389
                                                         ==============  ==============  =============


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                          ARIEL FUND              APPRECIATION FUND          PREMIER BOND FUND
                                                    -------------------------   ------------------------   ------------------------
                                                    YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                    2001               2000     2001                2000    2001               2000
                                                    ----------    -----------   ----------    ----------   ----------    ----------
OPERATIONS:
  Net investment income                             $1,981,235    $1,344,284    $1,504,850      $759,034   $10,347,354  $10,074,078
  Net realized gain (loss)
     on investments                                 16,837,274    30,459,920    19,806,101    33,436,106     6,069,884   (2,407,217)
  Change in net unrealized
     appreciation/depreciation on investments        4,231,937    (6,682,142)  (14,391,047)   (8,929,803)    4,723,151    1,549,232
                                                   ------------  ------------  -------------  ------------  -----------  -----------
  Net increase in net
     assets from operations                         23,050,446    25,122,062     6,919,904    25,265,337    21,140,389    9,216,093
                                                   ------------  ------------  -------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                             (1,704,347)     (421,983)   (1,085,418)     (414,761)  (10,348,242) (10,074,078)
  Capital gains                                    (39,834,974)  (33,743,511)  (36,764,087)  (31,018,586)           --           --
                                                   ------------  ------------  -------------  ------------  -----------  -----------
  Total distributions                              (41,539,321)  (34,165,494)  (37,849,505)  (31,433,347)  (10,348,242) (10,074,078)
                                                   ------------  ------------  -------------  ------------  -----------  -----------
SHARE TRANSACTIONS:
  Shares sold                                      359,449,509   179,564,810   452,364,531   113,729,593    82,325,463   29,150,166
  Shares issued to holders in
      reinvestment of dividends                     39,324,949    32,145,378    34,099,178    29,263,084    11,194,904    9,922,231
  Shares redeemed                                 (198,347,626) (190,251,170) (198,362,506) (182,549,275)  (51,910,194) (31,775,375)
                                                   ------------  ------------  -------------  ------------  -----------  -----------
  Net increase (decrease)                          200,426,832    21,459,018   288,101,203   (39,556,598)   41,610,173    7,297,022
                                                   ------------  ------------  -------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            181,937,957    12,415,586   257,171,602   (45,724,608)   52,402,320    6,439,037
NET ASSETS:
  Beginning of year                                227,560,896   215,145,310   307,116,649   352,841,257   170,558,477  164,119,440
                                                   ------------  ------------  -------------  ------------  -----------  -----------
  End of year (includes
  undistributed net investment
  income of $1,491,271, $1,344,465, $1,173,804,
  $759,335, $11,452, and $4,432, respectively)    $409,498,853  $227,560,896  $564,288,251  $307,116,649  $222,960,797  $170,558,477
                                                  ============= ============= ============= ============  ============  ===========

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                       ARIEL FUND
                                                                       ----------


                                                                YEAR ENDED SEPTEMBER 30,
                                                  2001        2000       1999(a)      1998         1997
                                                  ----        ----       -------      ----         ----
Net asset value, beginning of year               $35.66      $37.99      $36.49      $41.49       $30.58
Income from investment operations:
  Net investment income                            0.18        0.21        0.10        0.13         0.07
  Net realized and unrealized gains
    (losses) on investments                        3.74        3.58        5.20       (1.41)       12.62
                                                 ------      ------      ------      ------       ------
Total from investment operations                   3.92        3.79        5.30       (1.28)       12.69

Distributions to shareholders:
  Dividends from net investment income            (0.25)      (0.08)      (0.08)      (0.14)          --
  Distributions from capital gains                (5.75)      (6.04)      (3.72)      (3.58)       (1.78)
                                                 ------      ------      ------      ------       ------
Total distributions                               (6.00)      (6.12)      (3.80)      (3.72)       (1.78)
                                                 ------      ------      ------      ------       ------

Net asset value, end of year                     $33.58      $35.66      $37.99      $36.49       $41.49
                                                 ======      ======      ======      ======       ======

Total return                                     12.24%      13.63%      14.18%     (3.83)%       43.25%
Supplemental data and ratios:
  Net assets, end of year, in thousands        $409,499    $227,561    $215,145    $162,279     $164,065
  Ratio of expenses to average net assets         1.19%       1.24%       1.25%       1.21%        1.25%
  Ratio of net investment income
     to average net assets                        0.59%       0.65%       0.27%       0.30%        0.23%
  Portfolio turnover rate                           24%         48%         38%         22%          20%


                                                                   APPRECIATION FUND
                                                                   -----------------


                                                                YEAR ENDED SEPTEMBER 30,
                                                  2001        2000        1999        1998       1997
                                                  ----        ----        ----        ----       ----
Net asset value, beginning of year               $33.68      $33.84      $31.80      $33.70     $24.99
Income from investment operations:
  Net investment income                            0.10        0.08        0.04        0.09       0.02
  Net realized and unrealized gains
    (losses) on investments                        2.69        2.95        5.50        1.14      10.13
                                                 ------      ------      ------      ------     ------
Total from investment operations                   2.79        3.03        5.54        1.23      10.15

Distributions to shareholders:
  Dividends from net investment income            (0.12)      (0.04)      (0.04)      (0.07)     (0.07)
  Distributions from capital gains                (3.95)      (3.15)      (3.46)      (3.06)     (1.37)
                                                 ------      ------      ------      ------     ------
Total distributions                               (4.07)      (3.19)      (3.50)      (3.13)     (1.44)
                                                 ------      ------      ------      ------     ------

Net asset value, end of year                     $32.40      $33.68      $33.84      $31.80     $33.70
                                                 ======      ======      ======      ======     ======

Total return                                      8.83%      10.35%      16.99%       3.40%     42.33%
Supplemental data and ratios:
  Net assets, end of year, in thousands        $564,288    $307,117    $352,841    $213,812   $186,478
  Ratio of expenses to average net assets         1.26%       1.31%       1.26%       1.26%      1.33%(b)
  Ratio of net investment income
     to average net assets                        0.35%       0.25%       0.13%       0.25%      0.07%(b)
  Portfolio turnover rate                           28%         31%         24%         20%        19%

(a) Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
    Fund.
(b) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income to average net assets would have been 0.46%.



The accompanying notes are an integral part of the financial statements.

                                                            PREMIER BOND FUND
                                                            -----------------

                                                           INSTITUTIONAL CLASS


                                                         YEAR ENDED SEPTEMBER 30,
                                             2001       2000       1999        1998        1997
                                             ----       ----       ----        ----        ----
Net asset value, beginning of year          $9.87      $9.91      $10.63      $10.30      $9.95
Income from investment operations:
    Net investment income                    0.55       0.60        0.57        0.61       0.52
    Net realized and unrealized gains
       (losses) on investments               0.58      (0.04)      (0.60)       0.40       0.37
                                           ------      -----       -----      ------     ------
Total from investment operations             1.13       0.56       (0.03)       1.01       0.89


Distributions to shareholders:
    Dividends from net investment
       income                               (0.55)     (0.60)      (0.57)      (0.61)     (0.52)
    Distributions from capital gains           --         --       (0.12)      (0.07)     (0.02)
                                           ------      -----       -----      ------     ------
Total distributions                         (0.55)     (0.60)      (0.69)      (0.68)     (0.54)
                                           ------      -----       -----      ------     ------


Net asset value, end of year               $10.45      $9.87       $9.91      $10.63     $10.30
                                           ======      =====       =====      ======     ======

Total return                               11.71%      5.85%     (0.25)%      10.20%      9.26%

Supplemental data and ratios:
    Net assets, end of year, in
       thousands                         $213,160   $167,717    $161,495    $149,977   $113,998
    Ratio of expenses to average
       net assets                           0.45%      0.45%       0.45%       0.45%      0.45%
    Ratio of net investment income
       to average net assets                5.36%      6.10%       5.57%       5.86%      6.05%
    Portfolio turnover rate                  410%       492%        396%         60%       218%


                                                    PREMIER BOND FUND
                                                    -----------------

                                                     INVESTOR CLASS

                                                                                   FEBRUARY 1, 1997(a)
                                                 YEAR ENDED SEPTEMBER 30,                   TO
                                           2001       2000      1999       1998    SEPTEMBER 30, 1997
                                           ----       ----      ----       ----    ------------------
Net asset value, beginning of year        $9.87      $9.91     $10.63     $10.29        $10.10
Income from investment operations:
    Net investment income                  0.51       0.56       0.53       0.57          0.37
    Net realized and unrealized gains
       (losses) on investments             0.58      (0.04)     (0.60)      0.41          0.19
                                         ------      -----      -----     ------        ------
Total from investment operations           1.09       0.52      (0.07)      0.98          0.56


Distributions to shareholders:
    Dividends from net investment
       income                             (0.51)     (0.56)     (0.53)     (0.57)        (0.37)
    Distributions from capital gains         --         --      (0.12)     (0.07)           --
                                         ------      -----      -----     ------        ------
Total distributions                       (0.51)     (0.56)     (0.65)     (0.64)        (0.37)
                                         ------      -----      -----     ------        ------


Net asset value, end of year             $10.45      $9.87      $9.91     $10.63        $10.29
                                         ======      =====      =====     ======        ======

Total return                             11.27%      5.43%    (0.65)%      9.34%         5.73%(b)

Supplemental data and ratios:
    Net assets, end of year, in
       thousands                         $9,801     $2,841     $2,624     $1,779          $401
    Ratio of expenses to average
       net assets                         0.85%      0.85%      0.85%      0.85%         0.85%(c)
    Ratio of net investment income
       to average net assets              4.77%      5.70%      5.17%      5.46%         5.60%(c)
    Portfolio turnover rate                410%       492%       396%        60%          218%

(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.


    The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2001

1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Ariel Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. Prior to February 1, 1999 the Ariel Fund was known as the Ariel Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded. If a closing price is not reported, equity securities for which reliable bid and asked quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies.

For the year ended September 30, 2001, the Premier Bond Fund realized post-October losses of $769,501, which for tax purposes, are deferred and will be recognized in the following year.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the scientific method.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At September 30, 2001 the Fund had $58,668,517 in purchase commitments outstanding (26% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds.

SEPTEMBER 30, 2001

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Accordingly, at September 30, 2001, reclassifications were recorded to increase capital stock by $5,166, $5,061 and $0; increase (decrease) undistributed net investment income by $(8,160), $(933) and $(526); and increase (decrease) accumulated net realized gain (loss) on investments by $2,994, $(4,128) and $(526) for the Ariel Fund, Appreciation Fund and Premier Bond Funds, respectively.

For the year ended September 30, 2001, the Ariel Fund and Appreciation Fund designates $32,907,422 and $31,828,696 respectively as long-term capital gain distributions for purposes of the dividends paid deduction.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                               YEAR ENDED SEPTEMBER 30, 2001

                                  ARIEL FUND      APPRECIATION FUND      PREMIER BOND FUND
                                  ----------      -----------------      -----------------
                                                                     INSTITUTIONAL    INVESTOR
                                                                     -------------    --------
Shares sold                       10,346,277          13,072,052       5,588,384      2,470,379
Shares issued to holders in
  reinvestment of dividends        1,257,593           1,099,273       1,083,316         21,443
Shares redeemed                   (5,791,534)         (5,877,225)     (3,265,050)    (1,841,412)
                                   ---------           ---------       ---------      ---------
Net increase                       5,812,336           8,294,100       3,406,650        650,410
                                   =========           =========       =========      =========

                                               YEAR ENDED SEPTEMBER 30, 2000

                                  ARIEL FUND      APPRECIATION FUND      PREMIER BOND FUND
                                  ----------      -----------------      -----------------
                                                                     INSTITUTIONAL   INVESTOR
                                                                     -------------    --------
Shares sold                        5,432,556          3,653,522        2,832,151      146,605
Shares issued to holders in
  reinvestment of dividends        1,106,132            996,699        1,001,537       13,617
Shares redeemed                   (5,818,905)        (5,958,194)      (3,135,812)    (137,221)
                                   ---------          ---------        ---------      -------
Net increase (decrease)              719,783         (1,307,973)         697,876       23,001
                                   =========          =========        =========      =======

Transactions in dollars of capital stock for each class of the Premier Bond Fund were as follows:

                                 YEAR ENDED SEPTEMBER 30, 2000

                                       PREMIER BOND FUND
                                       -----------------
                                 INSTITUTIONAL      INVESTOR
                                 -------------      --------
Shares sold                       $57,036,187      $25,289,276
Shares issued to holders in
   reinvestment of dividends       10,976,778          218,126
Shares redeemed                   (33,071,607)     (18,838,587)
                                   ----------       ----------
Net increase (decrease)            34,941,358        6,668,815
                                   ==========       ==========

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2001 are summarized below:

                      ARIEL FUND      APPRECIATION FUND     PREMIER BOND FUND
                      ----------      -----------------     -----------------
Purchases            $216,903,604       $353,405,452          $188,474,204
Sales                  73,325,325        117,465,301           140,699,075

Purchases and sales of U.S. government securities for the Premier Bond Fund for year ended September 30, 2001 were $759,166,130 and $720,271,392, respectively.

SEPTEMBER 30, 2001

At September 30, 2001 the cost of securities on a tax basis was $371,425,320, $515,017,565 and $277,274,735 for the Ariel Fund, Appreciation Fund and Premier Bond Fund, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                                       ARIEL FUND      APPRECIATION FUND     PREMIER BOND FUND
                                       ----------      -----------------     -----------------
Unrealized appreciation               $62,513,830         $91,498,496           $4,737,192
Unrealized (depreciation)             (29,414,040)        (48,638,502)            (327,137)
                                      -----------         -----------           ----------
   Net appreciation (depreciation)    $33,099,790         $42,859,994           $4,410,055
                                      ===========         ===========           ==========

For the year ended September 30, 2001, 42.3% and 73.5% of the dividends paid from net investment income, including short-term gains, qualifies for the dividends received deduction available to corporate shareholders of the Ariel Fund and Appreciation Fund, respectively.

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% of average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse the Ariel Fund and the Appreciation Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and an administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the year ended September 30, 2001, the Fund paid the Advisor $677,163 and $201,031 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Premier Bond Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% of the next $50 million, 0.15% of the next $150 million and 0.10% of amounts in excess of $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments totaling $523,535 have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL MUTUAL FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Ariel Fund, Ariel Appreciation Fund, and Ariel Premier Bond Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 2001, the related statements of operations and changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 2001, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                    Ernst & Young LLP

Chicago, Illinois
October 26, 2001

BOARD OF TRUSTEES

     BERT N. MITCHELL, C.P.A. Bert is chairman and CEO of Mitchell & Titus, LLP,the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

     MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

     JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

     WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and a member of the faculty of the Shalem Institute For Spiritual Formation, an internationally known ecumenical institute for contemplative spirituality. He holds a B.S. from Georgetown University.

     ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

     JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

     MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago and the YMCA of Metropolitan Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

     CHRISTOPHER G. KENNEDY Chris is president and director of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

     ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric manages Ariel's mid-cap institutional portfolios as well as Ariel Appreciation Fund. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic boards.

     JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's co-chief investment officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as director of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation.

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[ARIEL MUTUAL FUNDS LOGO]

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com



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